                                                                     EXHIBIT 99

                           SOUTHWEST ROYALTIES, INC.

                      SOUTHWEST ROYALTIES HOLDINGS, INC.


                             LETTER OF TRANSMITTAL
                         FOR TENDER OF ALL OUTSTANDING
                    10 1/2% SERIES A SENIOR NOTES DUE 2004
                                IN EXCHANGE FOR
 10 1/2% SERIES B SENIOR NOTES DUE 2004 REGISTERED UNDER THE SECURITIES ACT OF
                                     1933

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON              , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").

                        Deliver to the Exchange Agent:

                      STATE STREET BANK AND TRUST COMPANY

        By Hand/Overnight Courier:                           By Mail:
        Corporate Trust Department                  Corporate Trust Department
                 4th Floor                                 P. O. Box 778
          Two International Plaza                Boston, Massachusetts 02102-0078
        Boston, Massachusetts 02110                 Attn: Ms. Sandra Szozsponik
        Attn: Ms. Sandra Szozsponik

                  (registered or certified mail recommended)

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (617) 664-5393

                             Confirm by Telephone:
                                (617) 664-5587

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                 INSTRUCTIONS

   THESE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
                                    OFFER.

  1. General Instructions. By signing this Letter of Transmittal (the "Letter of Transmittal") the undersigned acknowledges receipt and review of the
Prospectus dated             , 1997 (the "Prospectus") of Southwest Royalties,
Inc. (the "Issuer") and Southwest Royalties Holdings, Inc. ("SRH"), and this Letter of Transmittal. The Prospectus and the Letter of Transmittal, together, describe the offer of the Issuer and SRH (the "Exchange Offer") to exchange the Issuer's 10 1/2% Series B Senior Notes due 2004 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Issuer's issued and outstanding 10 1/2% Series A Senior Notes due 2004 (the"Old Notes"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The Issuer and SRH reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuer and SRH shall notify the holders of the Old Notes of any extension by oral or written notice and will mail to the record holders of Old Notes an announcement thereof, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. The term "business day" shall mean any day which is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

  A holder of Old Notes should use this Letter of Transmittal, if original Old Notes are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer-- Procedures for Tendering." This Letter of Transmittal and an Agent's Message is to be used if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering" and "Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered holder. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

  2. Delivery of This Letter of Transmittal and Old Notes or Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder. Except as otherwise provided below, the delivery will not be deemed made until actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to SRH or the Issuer.

  3. Guaranteed Delivery Procedures. Holders whose Old Notes are not immediately available, who cannot deliver their Old Notes, Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer and deliver an Agent's Message on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (1) tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Old Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within five business days after the Expiration Date.

  Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. See "Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

  4. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or prior to the registered holder completing and executing this Letter of Transmittal and delivering his Old Notes, the beneficial owner should make appropriate arrangements to register ownership of the Old Notes in the beneficial owner's name or obtain a properly completed bond power from the registered holder.

  5. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes Tendered" below. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

  6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes are to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

  If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company or the Issuer, submit evidence satisfactory to the Issuer and SRH of their authority to act.

  Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

  No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

  7. Special Registration Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  8. Transfer Taxes. The Issuer and SRH will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 9, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

  9. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"). If the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or that (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the holder is an individual his or her TIN is his or her social security number. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

  The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

  10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer and SRH in their sole discretion. The Issuer's and SRH's determination will be final and binding. The Issuer and SRH reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes their acceptance of which would, in the opinion of the Issuer and SRH or their counsel, be unlawful. The Issuer and SRH also reserve the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The Issuer's and SRH's interpretation of the terms and conditions of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer and SRH shall determine. Neither the Issuer, SRH, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

  11. Waiver of Conditions. The Issuer and SRH reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

  12. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

  13. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  14. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                      SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby acknowledges receipt and review of the Prospectus
dated             , 1997 (the "Prospectus") of Southwest Royalties, Inc., a
Delaware corporation (the "Issuer") and Southwest Royalties Holdings, Inc. ("SRH"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer of the Issuer and SRH (the "Exchange Offer") to exchange the Issuer's 10 1/2% Senior Notes due 2004 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the Issuer's issued and outstanding 10 1/2% Senior Notes due 2004 (the"Old Notes").

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer and SRH for exchange the principal amount of Old Notes indicated below. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuer all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer and SRH in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer and the Company.

  The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such Exchange Notes directly from the Company and the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes.

  The undersigned specifically represent(s) to the Company and the Issuer that
(i) any Exchange Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Exchange Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or the Issuer or a broker-dealer tendering Old Notes acquired directly from the Issuer or SRH.

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Rights Agreement (including certain indemnification rights and obligations).

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, the Issuer or SRH to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

  For purposes of the Exchange Offer, the Issuer and SRH shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer or SRH gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Issuer and SRH pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer and SRH upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that SRH and the Issuer have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if SRH and the Issuer do not accept for exchange any of the Old Notes so tendered for exchange.

  IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY.

(Complete Accompanying Substitute Form W-9)

-------------------------------------

-------------------------------------
 (SIGNATURE(S) OF REGISTERED HOLDERS
            OR OLD NOTES)

Dated: ________________________, 199

  (The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer and SRH, submit evidence satisfactory to the issuer and SRH of such person's authority so to act. See Instruction 6 regarding the completion of this Letter of Transmittal, printed below.)

Name(s): ____________________________
       (PLEASE TYPE OR PRINT)

Capacity: ___________________________

Address: ____________________________
         (INCLUDE ZIP CODE)

Area Code and Telephone Number:

-------------------------------------

** PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. **

  List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                       DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF
 REGISTERED HOLDER(S) EXACTLY AS            AGGREGATE PRINCIPAL PRINCIPAL
 NAME(S) APPEAR(S) ON OLD NOTES  REGISTERED AMOUNT REPRESENTED    AMOUNT
   (PLEASE FILL IN, IF BLANK)    NUMBER(S)*     BY NOTE(S)      TENDERED**

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

[_]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution: ________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Old Notes: _________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Window Ticket Number (if available): __________________________________________

Name of Eligible Institution that Guaranteed Delivery: ________________________

Account Number (if delivered by book-entry transfer): _________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
   THERETO:

Name: _________________________________________________________________________

Address: ______________________________________________________________________



    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS





      (See Instructions 5 and 6)             (See Instructions 5 and 6)


 To be completed ONLY (i) if Old
 Notes in a principal amount not          To be completed ONLY if Old Notes
 tendered, or Exchange Notes issued       in a principal amount not tendered,
 in exchange for Old Notes accepted       or Exchange Notes issued in
 for exchange, are to be issued in        exchange for Old Notes accepted for
 the name of someone other than the       exchange, are to be mailed or
 undersigned, or (ii) if Old Notes        delivered to someone other than the
 tendered by book-entry transfer          undersigned, or to the undersigned
 which are not exchanged are to be        at an address other than that shown
 returned by credit to an account         below the undersigned's signature.
 maintained at the DTC other than
 the account indicated above.



                                          Mail or deliver Exchange Notes
 Issue Exchange Notes and/or Old          and/or Old Notes to:
 Notes to:
                                          -----------------------------------


 Name
   -------------------------------        Name
       (Please Type or Print)
                                               ------------------------------
                                                   (Please Type or Print)
 Address
    ------------------------------

                                          Address
    ------------------------------
                                                -----------------------------
          (Include Zip Code)

                                                -----------------------------
 Taxpayer Identification or Social
 Security Number                                      (Include Zip Code)



                                          -----------------------------------
 ------------------------------------
                                          (Tax Identification or Social
 (Complete Substitute Form W-9)           Security Number)
 [_]Credit unexchanged Old Notes
    delivered by book-entry transfer
    to DTC:

 DTC Account Number: ________________



                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 5)

      Certain signatures must be Guaranteed by an Eligible
      Institution.
      Signature(s) Guaranteed by an Eligible Institution:
      Authorized Signature ___________________________________________
      Name ___________________________________________________________
                               (Please Print)
      Title __________________________________________________________
      Name of Firm ___________________________________________________
      Address ________________________________________________________
                                                              Zip Code
      ------------------------------
       Area Code and Telephone No.
                                           Dated: _______________________

 PAYER'S NAME: SOUTHWEST ROYALTIES, AS EXCHANGE AGENT
-------------------------------------------------------------------------------
                                                   Social security number or
                     Part 1--PLEASE PROVIDE            /           /
                     YOUR TIN IN THE BOX AT       ---------------------------
                     RIGHT AND CERTIFY BY           Employer identification
                     SIGNING AND DATING BELOW               number
                   -----------------------------------------------------------
 SUBSTITUTE          Part 2--Certification--Under penalties of perjury, I
 FORM W-9            certify that: (1) The number shown on this form is my
 DEPARTMENT OF THE   correct Taxpayer Identification Number (or I am waiting
 TREASURY            for a number to be issued to me) and (2) I am not
  INTERNAL REVENUE   subject to backup withholding either because I have not
  SERVICE            been notified by the Internal Revenue Service ("IRS")
                     that I am subject to backup withholding as a result of failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 PAYER'S REQUEST
 FOR
 TAXPAYER
 IDENTIFICATION      -----------------------------------------  Part 3--
 NUMBER (TIN)
                                                                Awaiting
                     SIGNATURE  ______________ DATE _________   TIN [_]


                     Please complete the Certificate of
                     Awaiting Taxpayer Identification Number
                     below.


  Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).






NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                          OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 -------------------------------------    ------------------------------------
 Signature                                Date